UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 16, 2022

QUANTA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56025	81-2749032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

632 S Glenwood Place, Burbank, CA	91506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 659-8052

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 4, 2022 Quanta Inc. (the “Company”) received a letter of resignation from Grassi & Co. Certified Public Accountants, P.C. (“Grassi”) resigning and terminating its engagement as the Company’s independent registered public accounting firm. Grassi did not initiate any services for the Company and therefore did not provide any reports on the Company’s financial statements. A copy of Grassi’s August 4, 2022, letter to the Company is furnished hereto as Exhibit 16.1.

The Company provided Grassi with a copy of this disclosure before its filing with the SEC. The Company requested that Grassi provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from Grassi is attached hereto as Exhibit 16.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Resignation of Grassi & Co. Certified Public Accountants, P.C. dated August 4, 2022
16.2	Letter from Grassi & Co. Certified Public Accountants, P.C. dated August 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Quanta, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

QUANTA, INC..

Dated: August 16, 2021	By:	/s/ Arthur Mikaelian